Listing Report:Supplement No. 123 dated Dec 15, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 250825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.20%	Starting borrower rate/APR:	4.20% / 4.53%	Starting monthly payment:	$59.23

Auction yield range:	3.20% - 3.20%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2000	Debt/Income ratio:	2%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$318	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sheldino27	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Loan
I am requesting $2,000 to try out prosper.? I plan on reinvesting it back into prosper.? Safe and secure loan.
Thanks for bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	29%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,557	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	GoodRisk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 640-659 (Jun-2008) 600-619 (Jan-2008)
Principal balance:	$556.46	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Give me a chance
Purpose of loan:
This loan will be used?to consolidate 4 smaller credi cards into one payment?

My financial situation:
I am a good candidate for this loan because Ihave a slid income and a long wor histoy.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 240
??Car expenses: $ 333
??Utilities: $ 10
??Phone, cable, internet: $ 150
??Food, entertainment: $?250
??Clothing, household expenses $ 175
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.55%	Starting borrower rate/APR:	21.55% / 23.81%	Starting monthly payment:	$379.58

Auction yield range:	8.20% - 20.55%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,231	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	samvon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest debt
I plan on using this loan to pay off some of my higher interest debt as well as a few medical bills from the birth of our pre-mature twins!

I believe that we are worthy candidates because even though we are in debt, we are managing it properly and with the addition of this loan, it can lower and erase some of our monthly payments.

My wife is a Realtor with many years of experience and even though the market is tough, she continues to work with buyers and sellers . She has 3 closings in the next 60 days which is great in this market. I am a self-employed computer consultant who focuses on Apple computers. I have a great base of repeat clients that range from schools and businesses to the average home user. We love what we do and want to continue to work for ourselves.

Thanks for looking at our loan needs and we hope you can be one of our lenders!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$233.17

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	41%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	8 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-platoon	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because?in the past?I have always payed off my loans.
In 1996 I bought a new Toyota Truck that?I financed at $316 per month for 60 months and I finished repaying that loan?in-full 5 years later.
I believe that what a person does in the past is indicative of what they will do in the future, so in the past I payed off my loans so in the future I will also pay of my loans!

I have?6 credit cards I want to consolidate for a combined total of $7,000. I do not have any other loans to repay, I do not have a car payment and I am not planing on getting another loan until this is payed in full.
I have closed these six accounts and now only have 1 credit card active with a small credit limit of $750, I only use this credit card to buy stuff online or for emergencies.
My combined credit card bill is $410 per month. I estimate my payment per month will go down to about $220 and so will the APR?so you can see that I am fully capable and dedicated to getting out of debt, and have shown that in the past I payed my loans off,
So you can rest assured that if you lend me money you will get repaid!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	126%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$1,886	Revolving credit balance:	$4,757	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Snackdaddy97	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 640-659 (May-2009) 580-599 (May-2007) 600-619 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Save My Degree and Job/License
Purpose of loan:
Trying to?pay my school so they may release my?Transcripts for my job!!!!!?

My financial situation:
?I am a substute teacher?and?I am trying to?pay for?my?Teaching License?by year's end.? Due to an strange issue?my?Fin Aid was canceled and my transcipts blocked. Without my?transcripts, I cannot recieve my teacher's license. With my license I will recieve a raise while I wait for a position to come open.??There are two teachers that are due to retire at the end of this school?year.? My?business also did?fine as I am in position to really begin to advertise and expand?my computer services.? I just paid off my prosper loan and I can repay; I just need the opportunity.

Monthly net income: $ 1100
Monthly expenses: $
??Housing: $?590????
??Insurance: $?170???????
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $?50
??Food, entertainment: $ 75
Clothing, household expenses $ 0
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$156.30

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,438	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mguerrer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructuring Debt
Inoodio?
Introduction
This loan will save me twelve hundred dollars immediately by reducing the interest rate payable on another credit line to be paid in full.? This line was already anticipated to be paid in full, but now the funds will be allocated as capital, available to service the debt of this Prosper loan.Discrepancy, there are not 22 open credit lines on the borrower profile.? There is 18k in unsecured credit available to borrower.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	0y 1m
Amount delinquent:	$5,420	Revolving credit balance:	$3,341	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-assembler	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funeral for my Father
Purpose of loan:
This loan will be used to? pay for funeral expenses.

My financial situation:
I am a good candidate for this loan because?money is available in bank, but unattainable without a certified death certificate to be provided to bank. Death certificate is only obtained after burial.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $0
??Utilities: $ 200
??Phone, cable, internet: $0
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	56%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	35	Length of status:	11y 2m
Amount delinquent:	$675	Revolving credit balance:	$7,936	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	market-treaty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
Pay off credit cards and debts inherited as a result of a divorce two years ago????????

My financial situation:
I am divorced and even though it shows on my credit report that I have a home and several vehicles they are not my debts. Our assets were split in half as a result of the divorce. I really need to pay off some credit cards and creditors to have one fixed payment not a lot of little ones. I have been employeed?by this company as a State Trooper for over 12 years. I have never filed for bankruptcy. I am a disabled war veteran recieving monthly compensation as well as a?Military reservist. I have gone to several places but no one will give me a chance and loan me the money to get out of the current situation I am in. Since being divorced I have lived pay check to pay check having little to nothing left over monthly.

Monthly net income: $
3300
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 250
??Car expenses: $ 770?
??Utilities: $ 150
??Phone, cable, internet: $ 270?
??Food, entertainment: $ 200
??Clothing, household expenses $ 300?
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1975	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,931	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	31	Homeownership:	No
Inquiries last 6m:	1
Screen name:	agreement-ringleader	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and advertising
Purpose of loan:
This loan will be used to? pay for my inventory of apparel and advertising costs.? These things are needed in order to increase my business.

My financial situation:
I am a good candidate for this loan because?
I teach children and this is very important to them.? It keeps them out of trouble and gives them self-esteem and confidence they need in todays world. It is tough being a woman and starting your own business, but this loan will help get my name out there and provide me with more traffic to build my business into a successful one.? Lump sums at one time are very tough to handle, but monthly payments are a lot easier to track and budget.
Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $
??Car expenses: $
??Utilities: $ 500.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,057	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	flexible-treasure9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARD
Purpose of loan:
This loan will be used to help me?pay for book as well as finish?grad school.Hello I am a freelance graphic designs. I decided to continue my education by pursing a Master Degree in Leadership Studies from Baker College. I started an online business?called Superior Designs?to help me pay for grad school. I am seven classes from receiving my master degree as well as I ran out of funds paying for grad school. My expected graduation date is spring 2010. I receive my Bachelor Degree from the University of Baltimore in May 2007 concentrating in the area of corporate communication. My Online Business was great at first but now business has been real slow. That why I want to take a moment to ask you for your help in helping me continuing my mission. Winston Churchill says it best. What are we giving today? How are we impacting someone?s life through our giving? We can change someone?s world just by giving. And it doesn?t always have to be money. Give a smile, a compliment, buy a lunch, give your time. There are so many ways to give. If you would like to be a blessing go?visit my website?Thank you for your support.
I am a good candidate for this loan because I?am?employed for the?federal government?at the Social?Security
Administration as well as freelancer graphic designer
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 12790.00 Own a condo
??Insurance: $ 24.85
??Car expenses: $ no car
??Utilities: $ 85.00
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2004	Debt/Income ratio:	15%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	KingAmir	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding my online retail business
Purpose of loan:
This loan will be used to increase our inventory levels and expand our business.

My financial situation: Besides owning and running this business, I have a full time job in the hospitality industry. I have been a General Manager of a large restaurant in midtown Manhattan. I have held this position for 10 years, which allows me to hae a stable income while I persue my future.
I am a good candidate for this loan because; In 2005 I started a ebay business in my spare time. Since then I have groen the business and we currently sell on Ebay , Amazon and our own website. We currently have 1 full time employee and 1 part time employee. We have experienced most of our growth in the last 2 years. We specialize in bringing unlocked cell phone handests to the consumer without contracts. We have develpoed supplier contacts accross the globe from UK, HK and china.

Monthly net income: $4,300

Monthly expenses: $
??Housing: $ 1500
??Insurance: $0
??Car expenses: $0
??Utilities: $ 80
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 200 Besides my Salary the business is profitable and will be able to pay the loan off with out my personal contribution.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.20%	Starting borrower rate/APR:	25.20% / 27.51%	Starting monthly payment:	$199.33

Auction yield range:	17.20% - 24.20%	Estimated loss impact:	19.39%
Lender servicing fee:	1.00%	Estimated return:	4.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	11%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$2,903	Revolving credit balance:	$131	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tony1523	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debts To Buy A House
Purpose of loan:
Over the past 15months i have been busting my butt to pay off credit cards and debts so i can put my self into a position to buy my first home. I have been very successful in dong so. I have increased my credit score by over 100 points and have pretty much have no credit card debt. The purpose of this loan will be to pay off old collections that are preventing me from buying a house and a college loan which i have paid on time every month

My financial situation:
I am a good candidate for this loan because? i have a career with a company on the rise that is up 49% in sales and growing and i am happy to be apart of there success. I have no car payment so it will be easy for me to pay this debt back

Monthly net income: $ 1700

Monthly expenses: $ 845
??Housing: $ 365
??Insurance: $ 75
??Car expenses: $ 0 (company car
??Utilities: $ 50
??Phone, cable, internet: $ 65
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 40
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1990	Debt/Income ratio:	20%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,724	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Banks	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2008) 620-639 (Mar-2008) 600-619 (Jan-2007)
Principal balance:	$745.31	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Home Improvements
Purpose of loan:
This loan will be used to? make home improvements my home is 43 years old and I would like to perform some crucial upgrades and repair work in order to maintain the house in good repair.? I am requested funding to complete the following work.. Paint the interior and exterior of the home; replace garage doors; resurface bathtub, and re-grout tile in shower; removal of all carpet & refinish hardwood floors; professionally clean home heating & air ventilation system (mold found in air ducts); repair gutters;

My financial situation:
I am a good candidate for this loan because?
I have been able to repay my existing Prosper Loan over the past 3 years and only have 2 remaining payments.?This loan will basically take the place of that loan?payment. Over the past?3 years? I have been able to?greatly?reduced my dept ratio and?improved my?credit?score. ?Also my income has increased?making it easier for me to pay my expenses and establish a savings.? My?record with?Prosper and my improved credit score are a testimony to my?ability to repay this loan in a timely manner.?
Monthly net income: $ $6,500.00

Monthly expenses: $
??Housing: $ 987
??Insurance: $ 141
??Car expenses: $?200
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $?600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,686	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pipeline1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? reduce high interest credit cards

My financial situation:
I am a good candidate for this loan because? I intend to pay it off in a fairly short period of time

Monthly net income: $ 2550

Monthly expenses: $ 1750
??Housing: $ 650
??Insurance: $ 50
??Car expenses: $ 300
??Utilities: $ 75
??Phone, cable, internet: $ 105
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 170
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	32%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,923	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-restless-community	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off higher interest card
Purpose of loan:
This loan will be used to? pay off higher interest credit card

My financial situation:
I am a good candidate for this loan because?I?pay off my loans?

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 110
??Car expenses: $ 400
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	5%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,390	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mgt531	Borrower's state:	Missouri	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-559 (May-2008) 560-579 (Apr-2008)
Principal balance:	$30.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
2nd Loan - Never Late!
Purpose of loan:
This loan will be used to pay off outstanding debt and consolidate everything into one payment.? I can then save more aggressively as I plan to relocate to Florida in the first quarter of 2010.

My financial situation:
I am a good candidate for this loan because?I have a steady job with the same employer for 4 plus years.? I will remain employed with my current employer after my relocation, so my income will not be affected.

I currently have a loan with Prosper and have never been late on payments. My credit score has also improved 80+ points since the last loan with the Prosper community.

I am currently disputing the "Now Delinquent" items that show up on my profile with the major credit bureaus. I have pulled current reports and all open accounts have been paid timely and have never been late.

Monthly net income: $2400.00

Monthly expenses: $ 1900.00
??Housing: $ 650.00?
??Insurance: $ pd through employer
??Car expenses: $?250.00
??Utilities: $?200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00 (employer's 401k plan)

Remaining Funds:? $500.00 (enough left to pay the Prosper loan automatically!)

Thank you for your time and I will be glad to provide additional?information if needed!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$127.22

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,135	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exchange-accordion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new back deck
Purpose of loan:
This loan will be used to? build a deck on the back of my house

My financial situation:
I am a good candidate for this loan because? I have always paid off my loans in the past and have never filed for bankruptcy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	58%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	8y 3m
Amount delinquent:	$15,848	Revolving credit balance:	$9,562	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	charming-liberty6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I have a good dependable job, i pay my bills now,but this we help me better in the long run.
Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 1717
??Insurance: $ 100
??Car expenses: $ 430
??Utilities: $ 300
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	24%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 10m
Amount delinquent:	$28	Revolving credit balance:	$16,997	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jaxfl322	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:?To consolidate all my credit card debt into 1 payment to help me pay it off faster.? I am currently paying payments across 5 cards and it is seeming impossible to get them paid down.

My financial situation: My wife and I have a combined income of $60,000.? We are currently paying around $600 per month paying on our credit cards.? Those are the same cards I will be paying off with the loan.? We have 2 car payments one is $300 and one is $150 per month.? Our mortgage including taxes and insurance is right at 1000.00 per month.? I include that only to show that we don't really have a problem with cash flow, it is just with the balances being spread out over multiple cards (some at high interest rates)? it makes it hard to make a dent.? Also please note.....Prosper has me as having a D rating.? It shows my credit score between? 700-720 but it shows a delinquent account for $26.00.? This was a remainder of an XRay bill that my insurrance did not cover and I wasn't even aware I owed.? I am in talks with the Medical Center in having it removed from my credit report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1993	Debt/Income ratio:	25%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,492	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	benefit-revelry	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Payday loans
Purpose of loan:
This loan will be used to? Pay off Payday Loans.. I needed some extra cash and didn't realize that they would take funds out everytime I got paid which turned out to be a financial nightmare and seems that I continue to take more out to pay off the interest of the loans. I need help to get ahead and stay ahead financially.? I love my wife and my two kids who are both teenagers and deserve to have a father that they can be proud of.? Please grant me a loan so I can get out of this experience from 2009.

My financial situation:
I am a good candidate for this loan because? I have a very good job.. I have been with the same company for over 26 years and I should be able to payoff the load less than the time allowed.. I have interest in a sibling home which I will be getting $10k for when it sells.. It should be able to sell next year. I have a home that is worth around $400k and I owe $210k.

Monthly net income: $ 4,185.42

Monthly expenses: $
??Housing: $ 1184.00
??Insurance: $ 161.00 - My son and myself
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 502.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,712.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$157.58

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 0m
Amount delinquent:	$7,816	Revolving credit balance:	$415	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Workaholic79	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	52 ( 100% )	700-719 (Latest)
Principal borrowed:	$14,249.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007) 620-639 (Nov-2007) 520-539 (Jan-2007) 520-539 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
3rd Loan: GREAT Borrower History!!
ABOUT ME
Formerly a corporate professional, now Realtor assistant (PT-1099)?and aspiring cake decorator. Starting PT-1099?in Dec. with local bakery to provide services not offered...edible favors, specialty & wedding cakes. Currently, I do cakes/cakepops/cupcakes from home but space limitations?and?lack of equipment pose problems.?So?a feasible arrangement made, creating?a WIN-WIN for all parties.

Monies?used for?partial payback?of personal cake school loan and?purchase equipment/supplies for in-home/store usage.
BAD CREDIT
The delinquent amount shown is fraud situation still in process of being resolved?and amount (delinquent) added to credit report in recently, resulting in "HR" rating. Please note that Prosper rating was "B."

Reasons were deadbeat roommate, fraud and job loss. Previous delinquencies due to unemployment, low paying jobs and bad decisions in youth.

MONTHLY FINANCIALS?
Income?2400
Misc...300 (avg)
Rent?1200
Phone?60
Auto Loan/Ins?150
Health Ins?86
Student?Loan?127
Other?250
BALANCE for Prosper Loan=$825.73

CLOSING
Successful 2x Borrower, loans paid off in past year. I will continue to be a good borrower and repay my debt. Goals:??payoff my Prosper loans off early?& open bakery .

Any questions, please ask. Thank you for taking time to?review my listing. Happy Holidays!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1981	Debt/Income ratio:	68%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	7y 11m
Amount delinquent:	$571	Revolving credit balance:	$85,442	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	a-special-deal	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
The Purpose of loan: To expand my current Daycare business owned my me and my wife since 2002. We would like to expand this business and make it into our full time jobs. I am able to repay this loan as I have income from my Full Time Job and the DayCare.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$109.38

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	24 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$96,948	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	marketplace-pro2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down bills
Purpose of loan:
This loan will be used to???? pay off bills that came up unexpectedly.??

Car bill - I bought my?vehicle in for maintenance and was told that I needed to replace my fuel pump and that it would cost approx $1300.???

Medical Bills - I had to take my wife into the Emergency Room last weekend?bc she was experiencing chills and feeling dizzy and?they told me that she had an abscessed tooth and has to get it immediately pulled.???This was another unexpected bill?for $250?to cover the deductible.?? I also had to pay $100 out of pocket for?anesthesia to have her tooth pulled.??The dentist bill is currently over $600 for getting 2 teeth pulled and a root canal for my wife. ?My wife is currently dealing with the following health ailments: allergies, asthma, carpal tunnel, diabetes(type 2), fibroids, fibro myalgia, insomnia, scoliosis(debilitating).?

Maintenance on Water Purifier -?$307 -?its the 2 year point and the fillters have to be changed every 2 years and the system cleaned out.?? If this does not happen, I will put myself at risk since it is required to be cleaned every 2 years and the company will no longer be liable for any repairs.?

I have been working on Wall Street for approx 20 years and this has been a difficult year?for me bc I am not receiving a bonus this month?for the first time in the past 10 years due to the economy.? We usually get our bonus at the end of the year.

My financial situation:
I am a good candidate for this loan because? i have been paying my bills on-time and i am trying to manage my budget.

Monthly net income: $ 7500

Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 75 + 300 - homeowners + car insurance
??Car expenses: $ 1100 - monthly payment +?gas
??Utilities: $?300
??Phone, cable, internet: $ 650 - house phone+cell phones, cable, internet
??Food, entertainment: $ 1300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1995	Debt/Income ratio:	30%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	3y 9m
Amount delinquent:	$196	Revolving credit balance:	$836	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Lbell76	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Jul-2007)
Principal balance:	$714.23	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off my infants medical bills
Purpose of loan:
This loan will be used to pay down my second childs hospital bill and my own.? We found out after the birth of our second child that our new health insurance did not cover maternity.?

My financial situation:
This will be the second time I'm listing this loan.? I reduced the amount significantly, by more than half, we have to put down some type of down payment towards?our?maternity medical bills. Please help my family avoid financial ruin.? I am a good candidate for this loan because, I'm a hardworking parent with a stable job, ?who is just trying to provide a good life for my children.? The birth of our second child was meant to only be a joyous occasion, and while it was and an absolute?blessing to my husband and myself, ??it should not have been overshadowed by the worry of how we were to pay for our hospital care.? We recently found out that our new insurance did not cover maternity care, our insurance would only have covered us completely if there were complications during the pregnancy or if something would have happened during childbirth to either myself or our daughter.? It was extremely disturbing speakinig to our insurance rep who informed me that we would have been in a better situation if complications had occured, then more coverage would have been provided.? I work full time for a medical company and am fortunate in the fact that they are doing very well in these hard economic times. However between providing for my two year old and trying to pay off old debts that acrued during the loss of my previous job some years back, we were not able to put away savings for an emergency, thus leaving me without the means to put the required amount down that the hospital is asking for before they send this bill to collections.? We do not qualify for financial aid through the hospital nor can we afford the near 1000 dollar a month payment they are asking for.??Without a substantial down payment they will send this to collections, where I was told they would garnish a large portion of my ?wages until this is paid off.? Please help our family avoid financial ruin and help us to simply enjoy being a family with two beuatiful healthy children.

Monthly net income: $ 1854.54

Monthly expenses: $
??Housing: $ Husband
??Insurance: $ 27 dollars a month for car insurance
??Car expenses: $ 183 a month lease
??Utilities: $ Husband
??Phone, cable, internet: $ 50 dollars for?phone, husband pays other utilities
??Food, entertainment: $?600 dollars approximate
??Clothing, household expenses $ 100?approximate
??Credit cards and other loans: $ 400 approximate
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2000	Debt/Income ratio:	44%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,651	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-felicity-seagull	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
We are a solid investment!
Purpose of loan:
This loan will be used to consolidate our credit card and legal debit.? This year my husband's ex attempted to move his daughter 100 miles away from our home in Irvine keeping us from seeing her more than every other weekend (he currently has 53% of the custody).? We have had to pay an attorney to assist us in having the court put a stop to the move and as you may know, the court system is very slow and therefore our attorney was much more costly than we anticipated.? We will use this loan to pay off the attorney and pay off all of our credit card debit so that we can start fresh with a foundation for the family we've fought so hard to keep together.?

My financial situation:
I am a good candidate for this loan because my husband and I always put our bills on time.? He has a very strong credit score though they would not allow me to include him in this application.? My credit score is weaker than I would like it to be because of a period of unemployment I dealt with after graduating college.? I had several of my own bills and suddenly didn't have any money to pay them.? All of the account that were past due at that time have been paid in full for over 3 years now.? Additionally, my husband's income is not a part of what I was able to enter to get my ranking on this site, but I have included the total we bring in below.? Please understand that my husband was also a victim to this awful economy having been laid off twice in one year.? Our income at this time is much lower than usual and we can still afford the payments for this loan.? We were accepted for a loan from our local credit union prior to the loss of his job but they do not count his unemployment insurance as income and so they had to revoke the acceptance.? Once he has a full-time position this monthly payment will be even easier on our budget.? As you can see, the monthly payments we make for loans and credit cards is much higher than the monthly payment for this loan further solidifying our case for ability to repay as contracted since we will be reducing our $1500 in payments to under $900.

Monthly net income: $ 3670.00

Monthly expenses: $ 3647.00
??Housing: $ 570.00
??Insurance: $ 140.00
??Car expenses: $ 120.00
??Utilities: $ 165.00
??Phone, cable, internet: $ 270.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 382.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1993	Debt/Income ratio:	45%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,405	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	compassion-symphony9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to? put all my credit cards dept tp one payment

My financial situation:
I am a good candidate for this loan because?? I will pay back the loan

Monthly net income: $ 4000.00

Monthly expenses: $ 2600.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1999	Debt/Income ratio:	9%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	oged76	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KICK HI INTERESTS OUT .
Purpose of loan:I HAVE LOAN FROM CAR TITLE COMPANY FOR $4000.00 PAYMENT OF $331.00 PER MONTH?AND QUICKCLICK LOAN FOR $3500.00 PAYMENT OF $298.00 FOR?3 YEARS.SO IF I GET THIS LOAN ADD $1000.00 ILL PAY OFF OTHERS AND SAVE OVER 50% PER MONTH?

My financial situation:I WARK FOR WALGREENS FOR OVER 10 YEARS AS PHARMACY THECHNICIAN CPhT, START 2ND JOB (DELIVERY MESSENGER)?AS?PART TIME PLUS MY WIFE WORK PART TIME SO IT WILL GET BETTER (I NEVER GAVEUP MY GOAL IS GET OUT OF DEBT BY THE END OF 2010 THIS LOAN WILL HELP).
MADE FEW MISTAKES, ON THE WAY TO CLEAR ALL AND STAY OUT OF DEBT, SO WE CAN BUY A HOUSE IN 2011.
TO HAVE LATE PAYMENT OR NO PAYMENT ITS A LAST THING I WANT. THANK YOU.

Monthly net income: $4,000.00 (PLUS $600.00 FROM MY WIFE)
Monthly expenses: $3,500.00???
Housing: $1260.00??
Insurance: $115.00???
2ND CAR FOR DELIVERY expenses: $215.00 +$300.00?GAS???
Utilities: $150.00???
Phone, cable, internet: $180.00???
Food, entertainment: $300.00???
Clothing, household expenses $100.00???
Credit cards and other loans: $670.00???
Other expenses: UP TO $200.00?UNEXPECTED LIKE CAR REPAIR OR OTHER.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$281.45

Auction yield range:	6.20% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	17%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$41,840	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mco	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff my credit card debts.

My financial situation:
I have a good financial record with zero defaults. I want to payoff my credit cards. My house hold income is excellent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1978	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$652	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exuberant-marketplace	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental Property Renovations
Purpose of loan:
This loan will be used to? Totally renovate a vacant 2-bedroom apartment in a multi-unit residential building that I own. Renovations to include new wiring, plumbing, insulation, sheetrock, floors, kitchen cabinets & counters, appliances, bathroom fixtures (tub/sink/toilet), and painting. Building, plumbing and electrical permits have already been approved and issued by the building department.

My financial situation:
I am a good candidate for this loan because? I am experienced real estate investor and property manager, as well as licenced and registered Massachusetts builder. I have excellent cash flow from my properties, with low (current) mortgages, and once this apartment renovation is completed (approx 6-8 weeks from loan funding date)?and the unit is rented, I will have a 100% occupancy rate. (Note: I do own my own home, despite?the "no" that?the credit?bureau listed in?the home ownership section)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2004	Debt/Income ratio:	31%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,605	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pb4ny	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto for work
Purpose of loan:
The purpose of this loan is to purchase a used vehicle for work. I work as an insurance planner and I need reliable transportation. I currently have a car that is always in the shop and is riding on its last gear. It is 12 years old. I am not looking for anything crazy, perhaps something four or five years old that I can put some heavy miles on. I have always paid my bills and on time. I am looking for something conservative great gas mileage and dependable.
My financial situation:
I am a good candidate for this loan because I understand and have worked as a credit specialist. I work in the financial industry. I have a strong payment history and I am making large strides in my field of work, which contribute everyday to an increase in income. I look for great deals on everything especially when borrowing money.

Monthly net income: $ 3,400 from my main job and I also have an online retail business. The average income is about 1500 from this source.

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 90
??Car expenses: $ 0
??Utilities: $ 0 (roommate covers them)
??Phone, cable, internet: $ 34
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 465
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 6.34%	Starting monthly payment:	$200.78

Auction yield range:	3.20% - 5.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	16%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,129	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rag2008	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	840-859 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	780-799 (May-2008)
Principal balance:	$4,888.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate my other credits
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1983	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,534	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	6
Screen name:	steady-power1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repay Personal Loan to Family
Purpose of loan:
This loan will be used to repay a personal loan?early to Family at the Holidays.??

My financial situation:
I am a good candidate for this loan because after working in the Building Industry for many years, I?was laid-off in late 2006 at the begining of the housing collapse. My position as a Interior Designer?coordinating Builder?Options and?Upgrades?was no longer an option as a?career. After searching for?18 months I finally began my new career with a great company!?I?have rebuilt my life, and it had been a long journey which?has placed me in a very good situation.??....Along the way my family was so supportive, now it is my turn to repay them for helping me.. I know how much it would help receiving the full amount,?rather than?monthly payments. One of my?goals is to regain my 2006?credit?rating of over 800, so I will never need to pay high interest loans again. For now, however?I am willing and able to pay my dues and take a high interest short term loan to take care of what needs to be taken care of......Family....??The above credit information is incorrect...I own a home in Ca. and have for the last 11 years! I also do not have any current "lates" in my payment history, which for me would make a big difference in funding or not.

Monthly net income: $ 6477.00

Monthly expenses: $
??Housing: $ Mortgage 2339.00
??Insurance: $ 400.00
??Car expenses: $ Company
??Utilities: $200.00
??Phone, cable, internet: $50.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $900
??Credit cards and other loans: $600.00
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	42	Length of status:	2y 7m
Amount delinquent:	$8,411	Revolving credit balance:	$67,289	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loyalty-horse	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME IMPROVEMENT
Purpose of loan:
This loan will be used to? imrprove my home and landscape

My financial situation:
I am a good candidate for this loan because? i believe in?paying my bills on time.?

Monthly net income: $
8500
Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 500
??Car expenses: $
??Utilities: $ 675
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2007	Debt/Income ratio:	9%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-tonic	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding my Roth IRA & a vacation
Purpose of loan:
This loan will be used to fully fund my ROTH-IRA for this calendar year as well as fund a needed vacation.

My financial situation:
I am a good candidate for this loan because I currently have no debt, am fully employed and make over $60,000 per year not including bonus.? The loan will be used to ensure that I have the necessary liquidity during the coming months to deal with any unforeseen expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	88%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,413	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-benjamins1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? pay for my spring semester in college

My financial situation:
I am a good candidate for this loan because? i am responsible i pay all my bills on time and i am a good student

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 109
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$199.39

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,016	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	agreement-leather4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
I will use this loan to pay down my high interest rate credit cards.? These cards are like black holes.?

My financial situation:
I am a good candidate for this loan because I have never missed a payment on any loan I have.? I?have a good job which moved me across?the country and will not be going anywhere for awhile. ?

Monthly net income: $?3800?

Monthly expenses: $
??Housing: $ 0?employer pays my housing
??Insurance: $ none
??Car expenses: $?employer pays
??Utilities: $ employer?pays
??Phone, cable, internet: $ employer pays
??Food, entertainment: $ 100
??Clothing, household expenses $ 20?
??Credit cards and other loans: $ 510
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.40%	Starting borrower rate/APR:	12.40% / 14.54%	Starting monthly payment:	$567.90

Auction yield range:	4.20% - 11.40%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	33%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$61,643	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	guitarjrb	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit card debt
I currently maintain an excellent credit score and have never missed or been late on a payment in my life. I am able to make my current payments quite easily, but would like to reduce my interest costs while giving my money to hardworking individuals rather than credit card company's. My base salary is $80,000 per year and I often work overtime at $50(/hr) bringing my projected pay to about $82,000+/yr.

Here is my revolving debt information as pulled directly from my current Experian report:

Credit Limit:$95,700Credit Available:$33,874
Budget:
Month Pay(After taxes) ? ? ?? 4800
Mortgage???????????????? ? ? ? ? ?? -1885
CC1 ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? -450
CC2 ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? ??? -450
CC3 ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? -250
Electric ? ? ???????????????????????????? -65
Internet???????????????????????????????? -79
Cell?????????????????????????????????????? -37
Insurance????????????????????????????? -60
Misc???????????????????????????????????? -250
After Bills????????????????????????? $1274

My plan is to pay off CC3 and transfer 3/4 of CC2's balance to CC3 for interest savings(0% 1yr) CC1 will remain $450/m CC2 reduced to $200/m CC3 remains $250. My goal is saving on interest while paying down my debt. I am a hard worker and continue to advance my career. Feel free to ask any questions you see fit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$96.80

Auction yield range:	6.20% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	59%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,640	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peaceful-asset423	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Climbing the credit card cliff
Purpose of loan:
This loan will be used to pay off credit card debt I aqcuired while going to school and trying to make a living on my own as a young adult. Recently one of my credit cards (the one with the highest balance of 3,000) raised my interest rate substantially, and it is just killing me.

My financial situation:
I am a good candidate for this loan because I am very very serious about getting my debt under control. I want to live a credit card free life!!
I always pay my credit cards on time, and usually much more than the minimum. The problem is, with the high balance, it's hard to pay off anythng but the interest.
I also have a good support, with my mom and loved ones who watch out for me. They won't let me default, so both you and I can feel safe. I just want a fair interest rate,?so that the repaying isn't so brutal...?that's all.
Please help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1994	Debt/Income ratio:	66%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,495	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	burgeoning-silver5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Bills
Purpose of loan:
This loan will be used to? consolidate

My financial situation:
I am a good candidate for this loan because? i am anal about paying my bills.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $?2700
??Insurance: $ 90
??Car expenses: $ 548
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$315.54

Auction yield range:	8.20% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,689	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	attractive-income1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
commercial cleaning
Purpose of loan:? Just starting out in commercial cleaning, for the past 5 months I have grown from having one account to now over 10.? The money that?I borrow would be used for payroll?and some equipment so my business can continue to grow and prosper.? My business is growing at such a rapid pace that?I have to turned down new accounts because lack of funds most accounts only pay every 30 60 or 90 days thats were my problem lies. Thank you for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	33y 3m
Amount delinquent:	$322	Revolving credit balance:	$8,176	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	antique818	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	460-479 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Probate Business Expansion
Monthly Expenses:
Rent????????????????????$1485.00
Utilities????????????????$ 300.00 (Water/Gas/Electric)
Truck???????????????????$ 387.00
Insurance???????????? $ 100.00
Credit Cards???????? $ 160.00
Cell Phone?????????? $ 135.00 (includes Business Module for Laptop)
TV/Internet???????????$?150.00
????????????????????????__________
Total????????????????????$2717.00

Current Business Profit Margin for 2009:????42%

First, I would like to thank the prosper clientelle for loaning me the money to go legal and get the business off the level of where we are today. The purpose of this loan will be to expand our business by allowing us to purchase probate estates when our probate attorney's call for our service.

We are a full service retail antiques and collectible business. We sell antiques and collectibles on the internet. We also provide,?under our services license, an estate sale service. This is when someone passes away, we get called by the trustee or family to liquidate the entire personal property contents. We do not handle real property. We also sell personal property when someone retires, downsizes or any other general circumstance.

We get calls from probate lawyers who use our service. Some of the phone calls require us to go in to the estate and purchase all the personal property on site. This loan is for that specific purpose. This money will allow us to continue to receive calls and act on them as they arise and not turn our clients away because we have too much money out in inventory.

I have one disputed $322 collection in which AT & T wouldn't settle over a? disuted cell bill from many years ago.

Currently we have no late payments, everything gets paid on time as we realize how important good credit is. You can seem credit has risen more then 100 points since my last start with prosper. That loan was paid off 6 months early because of our good business. We see no problem in making this payment and repaing this new loan in a timely fashion.

Thank you for considering my situation. The people of prosper are very courteous and kind.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	2y 5m
Amount delinquent:	$300	Revolving credit balance:	$45,849	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-bid8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up from the divorce
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$6,051	Revolving credit balance:	$1,358	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	14
Screen name:	worldly-silver	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hotel Renovation
Purpose of loan:
This loan will be used to renovate 15 guest rooms in my hotel, the area has had an increase in room requests due to the finding of a new gold vein and also the construction of a gas pipe line. The restaurant has also been closed for 15 years and I plan on opening it for business.My website is www.wildwestinn.com.

My financial situation:
I am a good candidate for this loan because there is a call for new rooms due to the finding of a gold mine in the area and the start of a gas line.
The late payments on my credit are due only to a workmans comp case were the insurance company did not pay my hospital bill.
Monthly net income: $ 18,000

Monthly expenses: $?8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1990	Debt/Income ratio:	23%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,736	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asmithj	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt

My financial situation:
I am a good candidate for this loan because I have a steady income and an I am paying down my bills.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 32.89%	Starting monthly payment:	$128.18

Auction yield range:	8.20% - 29.50%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	20.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1994	Debt/Income ratio:	6%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	12y 9m
Amount delinquent:	$582	Revolving credit balance:	$7,126	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-nickel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills, xmas, and house
Purpose of loan:
This loan will be used to? to pay off some little bills, do some xmas shopping and some work around the house.

My financial situation:
I am a good candidate for this loan because? I will pay on time and can also take money right out of my bank. I have direct deposit

Monthly net income: $ 3650

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ paid off 450 a year
??Car expenses: $ paid off
??Utilities: $?150????
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$137.41

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2000	Debt/Income ratio:	94%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	11y 6m
Amount delinquent:	$59	Revolving credit balance:	$4,997	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	capital-cluster	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new baby need to add to house
Purpose of loan:
This loan will be used to? add to a room for a new baby

My financial situation:
I am a good candidate for this loan because? I will be on time in all my payments????

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 500????
??Insurance: $ 100????
??Car expenses: $ 0
??Utilities: $ 60????????
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100????
??Clothing, household expenses $ 0????
??Credit cards and other loans: $
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,548	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	careful-treasure4	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small bills to have one
Purpose of loan:
This loan will be used to? make one bill for me with one interest rate..my wife is working to pay off all our dept and this would allow that to happen faster.
.
My financial situation:
I am a good candidate for this loan because? i have a steady job and so does my wife.

Monthly net income: $ 2600.00? with both of us

Monthly expenses: $
??Housing: $ 775.00
??Insurance: $ 103.00
??Car expenses: $ 0
??Utilities: $ 135.00
??Phone, cable, internet: $ 59.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $150.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$325.02

Auction yield range:	3.20% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,588	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Galt_Enterprise	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Materials for Manufacturing
Purpose of loan: This loan will be used to purchase material and pay for operating costs for a secure, custom woodwork manufacturing job we're undertaking. Typically, we have enough cash to purchase all material and pay for project operating costs until payment for a job is issued.?Recently, however, two?of our clients have delayed payment unduly. We are convinced that we will be paid, but we need cash for the interim period.

My financial situation: Called Artifex, our business manufactures premium custom woodwork for homes in Aspen, Eagle, Vail, Steamboat, and everywhere else on Colorado?s Western Slope. Artifex has historically posted excellent profits. Operated by a woodworker with almost 3 decades of experience in multiple markets, we?re innovative and flexible, have net assets of $296K, and our client base is ever growing. To see our work, go to www.myartifex.com.

As for myself, I own an interest in Artifex, a home (in which I am not upside down), and I have operated another small bookkeeping/accounting business for 5 years. I also have a baccalaureate in public accounting.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,469	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aaronrulz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff/ moving apt
Purpose of loan:
This loan will be used to help me consolidate my debt and help me move into an apartment as I am sleeping on a friends couch right now.?? the money will help for first month rent and security plus some furniture

My financial situation:
I am a good candidate for this loan because I have had loans in the past (CashCall) and have paid them all off.?? I'm currently not working because of my move from New York back to Los Angeles but will be starting 2 jobs soon.? One this week and one in January where I will be making good money to start paying back the loan

Monthly net income: $?? N/A at the moment

Monthly expenses: $
??Housing: $
??Insurance: $? 130/month
??Car expenses: $? 350/month
??Utilities: $
??Phone, cable, internet: $ 100/month
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$445.90

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1976	Debt/Income ratio:	23%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,889	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	piratemedic	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
THEY RAISED MY RATE FOR NO REASON!
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have a good, recession proof job.? I make good money, and am not late on payments.? I just want to consolidate everything into one loan, and pay it off!

Monthly net income: $ $4800-$5200 depending on overtime.

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $ 1000
??Utilities: $?0??(my wife pays that)
??Phone, cable, internet: $ 300
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ Varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	4y 1m
Amount delinquent:	$2,704	Revolving credit balance:	$8,701	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	liberator764	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to?auto repairs ?

My financial situation:
I am a good candidate for this loan because? I believe in paying what I owe and or borrow.

Monthly net income: $ 4,926

Monthly expenses: $
??Housing: $ 1,168
??Insurance: $ 125
??Car expenses: $ 560.00
??Utilities: $ 95
??Phone, cable, internet: $ 108
??Food, entertainment: $?175
??Clothing, household expenses $?75
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$439.77

Auction yield range:	6.20% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1988	Debt/Income ratio:	19%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$53,185	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-shrine	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Car for the Family
Purpose of loan:
This loan will be used to purchase a car for our family.? We currently have no car loans and need a car that will be adequate for the family.? We have an excellent history of paying our cars off and paying our bills on time.? In these tough economic times, I've helped my mom and my brother, who has been unemployed and just started back in the workforce.? My family shares 2 cars among us and we really need another car that is reliable that will can get around in.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I?can afford the payment.? I also have 2 rental properties that I receive income from ($350 and $600 per month).?
I am a committed person and would like to try this method for borrowing instead of using my credit union or bank.??My credit may show a lot of debt, but most of it is shared and my husband's salary is as hig as mine.? We are working the debt down, but getting a reliable car is a ?necessity.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.13

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,692	Occupation:	Executive
Public records last 12m / 10y:	1/ 3	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	active-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
I am curious about how this program works, and have several credit cards I'd like to payoff so I thought I would give this a try.? Rather than pay $300 or so per credit card per month and pay them down over a long period of time, I would like to pay them all off right away, and save money on the interest charges.? If I can do that with a lower interest loan then I think it's a smart choice.? As well, my credit score will go up when I payoff the cards.??

My financial situation:
I am a good candidate - strong income, recently cut a bunch of expenses.? Sold my house, leased one, have simplified my family's life a bit.? So, paying off higher interest credit cards is another step towards cutting costs and saving money.? I would like to pay this off on a 24 month schedule.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$166.76

Auction yield range:	11.20% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2003	Debt/Income ratio:	14%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	5y 11m
Amount delinquent:	$751	Revolving credit balance:	$8,838	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worthy-cash9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to? I want to get one step closer to financial security. In order to achieve that, I need to pay off some credit cards where the interest and minimum payment has increased substantially. Even though I can still afford to pay more than the minimum, I am not comfortable giving money away with such high interest rates.

My financial situation:
I am a good candidate for this loan because?I am educated, have a Bachelors Degree in Business Management and am well versed in the world of business and finance. I am a Research Assistant and also, as a part time job, aide a family member in managing his 4 restaurants. I own my own home (bought in 2008) and have more money in my retirement account than most people do at my age.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,340.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.40%	Starting borrower rate/APR:	11.40% / 13.52%	Starting monthly payment:	$175.84

Auction yield range:	4.20% - 10.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1994	Debt/Income ratio:	34%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,231	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	brighterFuture	Borrower's state:	Maryland	Borrower's group:	Future Innovations
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	700-719 (Latest)
Principal borrowed:	$20,750.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 700-719 (Sep-2007) 680-699 (Apr-2006)
Principal balance:	$5,578.90	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Consolidation
Purpose of loan:
This loan will be used to re-organize a few payments and free up some cash.

My financial situation:
I am a good candidate for this loan because I have kept my word to the wonderful lenders who bid on me?previous times around and I will continue to maintain my good standing and not dissappoint those who have taken a chance on me. My income has improved since the last?time I was here 2 yrs ago, my gross is?now a little over 60k.

Monthly net income: $ 5,166 before deductions

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 90
??Car expenses: $461
??Utilities: $?85
??Phone, cable, internet: $?190
??Food, entertainment: $ 250
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 798
??Other expenses: $ 150
Total expense? $3174.00
Take home pay 3600 plus

Getting this loan will help me free up additional cash flow monthly.

Thanks and happy holidays!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	29y 6m
Amount delinquent:	$8,264	Revolving credit balance:	$1,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 560-579 (Aug-2008)
Principal balance:	$2,769.78	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper loan, consolidate bills
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC and balance had fell behind and went to a collection agency back a few years ago when I was having a hard time but I have had a payment plan with them for over a year feel like I am making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and they are willing to work with me.? If I can get a decrease in this loan to be able to go ahead and pay off this would help me to be on my way of having a debt free life.? Would love to be able to pay this off and therefore I can pay my others off much more faster..? It would just relieve some stress and help to get my credit back to top notch standing.? I feel I have made great progress and just need a little help to accomplish my goal.? Please help me to do that.? Please, Please help me to get to a debt free life.? Your help would be a tremendous help in achieving this goal.

Monthly net income: $ 2950

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
Please, Please help me get debt free, please give me a chance to get everything paid off..? Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	11.20% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1999	Debt/Income ratio:	15%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$530	Occupation:	Food Service Manage...
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Taylor41	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 80% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 20% )	700-719 (Jul-2008)
Principal balance:	$3,338.28	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Please Help ME Consolidate
Purpose of loan:
This loan will be used to? to pay off some dept - due to divorce

My financial situation:
I am a good candidate for this loan because? I have full time employment - just need a little help - after very bad divorce.

Monthly net income: $ 35,000.00 plus bonus close to 40,000.00

Monthly expenses: $
??Housing: $ Living?with parents to insure -paying off all dept and cleaning my credit up - always had?A one credit
??Insurance: $ taken out of my paycheck
??Car expenses: $ ford focus paid
??Utilities: $?
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ take extra home from work -?until my credit gets cleaned up
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$186.11

Auction yield range:	17.20% - 26.99%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1978	Debt/Income ratio:	22%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 0m
Amount delinquent:	$650	Revolving credit balance:	$3,867	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	7
Screen name:	wmwh52	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Two Kids in College"
Purpose of loan:
This loan will be used to? Defray the cost of my second child in college.?These funds?will be used to pay for books, computer, and transportation during her first year.?

My financial situation:
I am a good candidate for this loan because? I do have a good ability to re-pay the loan.

Monthly net income: $ 7042.00

Monthly expenses: $ 4360.00
??Housing: $1400
??Insurance: $ 300
??Car expenses: $ 1050
??Utilities: $550
??Phone, cable, internet: $260
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.02%	Starting borrower rate/APR:	33.02% / 35.72%	Starting monthly payment:	$66.18

Auction yield range:	11.20% - 32.02%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1986	Debt/Income ratio:	46%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$6,266	Revolving credit balance:	$19,796	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I will be starting a second job soon and will be able to save once I get my feet back on track and get me out of the bind and bring my new family home? soon.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 13.64%	Starting monthly payment:	$35.70

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	45%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,555	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	marketplace-ecstasy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In the process of moving
Purpose of loan:
I'm in the processing of moving and I need the money for the reminder of the deposit and simple essential for the new house.? I work a full time job and go to school full-time.? I'm just trying to get out of my current neighborhood because its towards the worst.
My financial situation:
I plan to pay the money back in full?within 3 months and I have never had a debt unpaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1983	Debt/Income ratio:	7%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$430	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-accord	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff personal debt
Purpose of loan:
This loan will be used to?payoff personal debt/dental bills

My financial situation:
I am a good candidate for this loan because?I have always had credit in the high 700's.?? I was unemployed for an extended time in 08, and while I made payments for most of that time, fell behind in the last months of unemployment.?? My credit has suffered and while I wait for my mortgage company to do a modification for the unemployment period, it is very high interest I am willing to pay.?? I am not at risk of being unemployed again in the foreseeable future.?? I work hard and make good money.?

Monthly net income: $ gross 6933, net $5503 plus overtime

Monthly expenses: $
$3500

I make more than my expenses and have residual, however, I don't have the means to borrower money through traditinal means.? I will pay the money back quickly, within a couple of months.

Thank you for your consideration, and a very Merry Christmas!?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$351.82

Auction yield range:	6.20% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	41%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$343,172	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	superb-dinero5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Piano
Purpose of loan:
This loan will be used to purchase a new piano for my home. I am a classically trained musician - studied at Peabody prep and with performing artists in Maryland. I got away from music as an adult while I built my career, but the last 6 months I am back in full swing and studying with the pianist in a world class orchestra.?I?am planning on taking?on some students as well as assemble a group of like minded musicians to form a chamber group. Music is a hobby for me as it doesn't generate a living income unless you are Lang Lang, or someone with his talent. ?

My financial situation:
I am a good candidate for this loan because I have a viable business as a sales and marketing agency in the?kitchen cabinet manufacturing business. I started the company 4 years ago and since I didn't have a?lot of working capital I used lines of credit to fund the business. It was a risk, but one that is starting to pay off.?Even in?the current economic conditions my company sales are up 32% in four years (I had inherited a territory with existing sales). I didn't take a salary for the first?two years, and hence the large amount of debt. The past 12 months I have paid off over $22,000 of personal debt, not including the paydown on my?mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$343.53

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$911	Revolving credit balance:	$914	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nourishing-bid6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to?
The loan will be used for business expansion, will go from home based business to opening a store and hire an employee.This loan will help in that?transision.?I want to combine my internet business with a brick and motor store, which will sell a variety of items. What dose not sale in the store will be sold via the internet, and vise versa.
My financial situation:
I am currently emplyed full time

Monthly net income: $
3750
Monthly expenses: $
??Housing: $ 798
??Insurance: $ 252
??Car expenses: $ 306
??Utilities: $ 100
??Phone, cable, internet: $ 145
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	36y 3m
Amount delinquent:	$0	Revolving credit balance:	$276,410	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	loan-banjo	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards & cancel
Purpose of loan:
This loan will be used to? Payoff credit card balances and cancel cards.

My financial situation:
I am a good candidate for this loan because? I have always paid my loans on time and never defaulted.? Just need short term relief until tax season when I can pay off debts accumulated over summer off season.

Monthly net income: $ 12,500.00 (75% of income is in Jan-June)

Monthly expenses: $
??Housing: $ 3,200
??Insurance: $ 350
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $?2,100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$527.36

Auction yield range:	14.20% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	34%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$37,996	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	handy-transaction5	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit
Purpose of loan:
This loan will be used to?
Pay of Debt

My financial situation:
I am a good candidate for this loan because?
I pay on time every month and have a good income

Monthly net income: $
9000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $ 460
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?700
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.22%	Starting monthly payment:	$67.43

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	24%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,751	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	116%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tender-coin3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Hi Prosper Fans!
I am asking today for you to help me fund a loan for debt consolidation and moving expenses.? I want to consolidate a couple of small credit card bills and have enough on hand to move in a couple of weeks to my new place.
I am a good candidate for this loan because I have been working for the same employer for almost 10 years and I am a diligent worker.? So I ask that you please consider funding this small loan and I hope you all have a good day!
Cheers!
Katrina
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2000	Debt/Income ratio:	25%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	6y 5m
Amount delinquent:	$9,494	Revolving credit balance:	$5,511	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Hippydee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
2nd Loan
Purpose of loan:
This loan will be used to? help with a down payment on a vehicle

My financial situation:
I am a good candidate for this loan because? I have already had and paid back a loan from prosper and will do the same again. I had a bad divorce that screwed me up, but i'm recenntly putting everything back together

Monthly net income: $ 5140

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	90%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	1	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,696	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	77%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-spruce	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit cards & a old loan
Purpose of loan:
This loan will be used to? pay off some bills and pay on credit cards.

My financial situation:
I am a good candidate for this loan because? I have a few bills that are almost finished being paid for. I would like to pay them off and that would give me about 600.00 dollars a month extra.

Monthly net income: $ 3,100.00

Monthly expenses: $
??Housing: $ 462.00
??Insurance: $ 100.00
??Car expenses: $ 700.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,692	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	48	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WillsDad	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying off some bill's at year's en
Purpose of loan:
The end of the year has been hard on our bank account, and we are trying to make sure that our kids don't suffer on Christmas because of it.? We have quite a few medical bills we need to pay off before they get put into collections, as well as child care expenses for the upcoming winter break.

My financial situation:
I am a good candidate for this loan because I have a good, steady job, and a family to provide for.? We have done our best to pay all of our bills despite setbacks of a layoff earlier this year, and my wife has recently returned to work, but we're still trying to catch up on bills.

Monthly net income: $ 5296

Monthly expenses: $ 4555
??Housing: $1425
??Insurance: $135
??Car expenses (including gas): $ 880
? Utilities: $ 615
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
? Childcare: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$181.99

Auction yield range:	4.20% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1983	Debt/Income ratio:	40%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	27y 6m
Amount delinquent:	$0	Revolving credit balance:	$44,162	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-honker	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down card changing minimum due
Purpose of loan:
I came across Prosper.com while searching for funding with fixed payment terms following an experience with one of my?credit card accounts announcing, for no reason,?a boost from 2% to 5% in minimum due.? In reading about?Prosper.com the process carried me to a time when I spent several years living in Student Housing Cooperatives in my college days. ?As I thought about it I felt I would much rather pay a group of people trying to band together to provide a funding service than pay a banking system. The policy of fixed monthly costs with Prosper.com was an added plus?to the deal--worth the added cost--as we would rather have a bill that we can always count on to meet or exceed.?

My financial situation:

We are good candidates for this loan because we are committed to meeting our financial obligations, are moving to be totally out of debt in the next seven years and have solid employment.? A list of our current general monthly budget follows:

Net Income after retirement fund, insurance and taxes: ? $3,948
Housing Costs: $445
Car Costs:? $335
Food and Household Costs:? $1,200
My Self Enforced Minimum to Credit Card Debt Payoff is $1,490 by my Average Monthly Credit Card Debt Payoff is $1,900.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	32%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$447	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	raider1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 640-659 (May-2008) 640-659 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$2,541.54	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
home improvement
Purpose of loan:
(explain what you will be using this loan for)
home improvement
My financial situation:
(explain why you are a good candidate for paying back this loan)
PAY BILLS ON TIME.???Have one loan with prosper and pay before the due date.?
Monthly net income: $ 1681.76

Monthly expenses: $
??Housing: $ 590.00?RENT
??Insurance: $ 328.00 PER 6 MONTHS AUTO
??Car expenses: $ 25.00 GAS PER MONTH
??Utilities: $ 25.00 TO 30.00?AVERAGE PER MONTH ELECTRIC ONLY
??Phone, cable, internet: $ 151.16
??Food, entertainment: $ 150.00 PER MONTH
??Clothing, household expenses $
??Credit cards and other loans: $?110.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$258.01

Auction yield range:	11.20% - 30.00%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,393	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	consummate-funds5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all credit cards & loans
Purpose of loan:
This loan will be used to pay off my high interest credit card and other loans.

My financial situation:
I am a good candidate for this loan because I currently live with my parents and don't have hardly any living expenses. Both of my trucks are payed off, so I only have to pay insurance. Paying off everything and only having 1 monthly payment will help me out very much. I will be working out of the state soon and don't want to have the worry of making sure 5 monthly bills are payed, rather than 1.

I have a D prosper rating which is a joke. I have a credit score of around 750 and I have only been late on one payment in my life (a day late). Prosper says my credit card has an available credit of 10,000. I owe 2,000 on the card, but all of my loans and debt combined is 6,000, so my debt to available credit is high. I guess I could call and have my limit raised, but I see no point in that rather than getting a higher prosper rating.

I hope you can help me out and look past the prosper rating. I would rather help hard working individuals such as myself earn a little interest, than give it all to the banks. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.76%	Starting monthly payment:	$42.87

Auction yield range:	11.20% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$191	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ima007	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Semester of College
Purpose of loan:
(1) Establish a borrowing relationship with Prosper
(2) Books for my last semester in college
(3) Starting two website ventures which I plan to pursue vigorously once I graduate.

My financial situation:
I am a good candidate for this loan because I have no expenses (live with parents & older brother) other than for times when I can't cook. I also have more than enough savings built up to pay off the loan immediately, if needed. I also intern and perform web development part-time for a credit union service organization, and I'm a small Prosper lender.

Thank you very much for your consideration!

Monthly net income: $400-$800

Monthly expenses: $50
??Food, entertainment: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1992	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,628	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	needtoplaygolf	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:
This loan will be used to? pay off my credit card.

My financial situation:
I am a good candidate for this loan because? I have good credit and a history of paying off my loans on time or early
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1999	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$241	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stop, Look & Bid!
Purpose of loan:
??????????????? There is no risk of me not repaying this loan! It will be used to help with monthly expenses, allowing more cash flow?and payoff some small personal loans.
My financial situation:
I am a good candidate for this loan because???I am a responsible full-time employed mother of two children and have been married for 13 years. In the past year, we have had extremely tight monthly expenses and basically live paycheck to paycheck. Because?of lower credit?scores, we have not felt?that we could go to a?bank?for help right now and as a result, we are asking the people of?Prosper for?assistance. We have?sought help with quick relief from?some payday cash?advances. These payday loans are hard to overcome?in replacing?our?income and?if funded, this loan would help free us?from them. We do not spend frivolously. I am serious in the pursuit of paying off?these personal?loans.?My husband and?I put our income together and we are?dedicated in our faith to believe that?there is a way for us to continue to meet our?family?needs and we will always be diligent in?honoring this loan?if it is funded.?We are so tight this year with our basic living expenses?and?your bid would be VERY MUCH appreciated! Thanks for listening and for your assistance!

Monthly net income: $ 1200.00

Monthly expenses: $???
Housing: $ 1580 (this comes?mostly from my husband's income)??
Insurance: $ 137.00???
Car expenses: $ 0-?cars are paid off??
Utilities: $ 250.00??
Phone, cable, internet: $ 80.00??
Food, entertainment: $ 200.00 (This is mostly groceries. We don't do alot of entertainment spending because?of?other?monthly obligations.)??
Clothing, household expenses $ 25.00??
Credit cards and other loans: $ 1000.00 (?This includes?some of the payday cash loans?as well as some loans in my husband's name.)??
Other expenses: $ 520.00 ( Daycare costs for my children.)???????????????????????????
???????????????????????? $100.00? (gas - my husband's job requires more travel expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 11m
Amount delinquent:	$4,827	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Amandamae04	Borrower's state:	Alabama	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	2 ( 13% )	600-619 (Jul-2008)
Principal balance:	$2,767.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt for our future
Purpose of loan:
This loan will be used to consolidate debt to reduce our monthly payments.? My husband, Josh, was laid off for several months, but he has a wonderful job now, making even more than before (such a blessing) with a company that has so much business, they really need two of him!? If funded, this will be my second loan through Prosper.? In the past, I have had 2 late payments (by no more than 4-5 days), reason being that we changed our bank account.? I have not had any payments over 30 days past due to Prosper.?

My financial situation:
Mentioned above.? We (my husband and I), would like to get these little things paid?off and get ahead not only to begin saving money, but we are going to begin fertility treatments in January.? We have tried for 4 years to have a child with no luck.? We have both been through all of the infertility tests and everything comes back with flying colors.? I have been diagnosed with unexplained infertility.? Hopefully insurance will pay for some of the treatments, but we need to be able to have the money just incase.?

To learn more about my husband and I, you can visit my blog at www.everythingelsewastakensoichosethis.blogspot.com.? Thank you for your consideration!!

Monthly net income: $ 1600.00 (my income)? $1500.00 (my husband's)

Monthly expenses: $
??Housing: $871.00 (includes?home owners insurance)
??Insurance: $ 118.00 (car insurance)
??Car expenses: $ 200.00 (gas)
??Utilities: $ 250.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.94 (this will be paid off with loan and is current), $180.94 (Prosper), $227.50 (personal loan)
??Other expenses: $

I will be more than happy to answer any and all questions regarding what exactly we will pay off with this money, etc.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 12.60%	Starting monthly payment:	$162.49

Auction yield range:	4.20% - 9.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	6%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$411	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	point-buddy	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a buisness

Purpose of loan:
I have been looking to purchase a business now for around 3 years and have been getting the money together. I have found a business that i am very interested?in and that's what this money is going?towards.? I have been working?in the field that i am?buying the business in for around 4 years and have management experience.? ?

My financial situation:
I am a good candidate for a loan because i am buying a preexisting business which?has?established ?income and also i have no real finical problems.??All the money goes towards my goal of buying a business and i really have no other billed like a mortgage, kids,? or credit card bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1998	Debt/Income ratio:	57%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	1y 6m
Amount delinquent:	$3,015	Revolving credit balance:	$4,300	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blaster6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off back taxes
Purpose of loan:
This loan will be used to pay off back taxes.
My financial situation:
I am a good candidate for this loan because?I have a very secure income. I am a teacher for Montgomery public schools in Alabama. The payments can be automatically withdrawn from my checking account. My story is I bought a?restaurant from my mother.?I thought the bussiness was a very low risk because it had been there for 50 years. Then the economy went south. I got behind and could not catch up. Finally?I got out. Unfortunately I have now strapped my family with $25,000 worth of debt. I will never again?be self-employed. Security is the way to go for me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	3y 4m
Amount delinquent:	$89	Revolving credit balance:	$8,895	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	integrity-quark	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion
Purpose of this loan is for an Assisted Living home that provides housing, proper nutrition, medication management, adult day care services, and medication management, is at full capacity and and has the ability to expand its services and add more residents with your help.

This loan will be used to expand its facility to house more residents due to capacity.

I am a good candidate for this loan because our monthly income comes from the state(SS, SSI) and is guaranteed every month on 1st and 3rd.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$162.28

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	42%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,387	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-atizer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Credit cards!!!!
Purpose of loan:

To consolidate all my credit card debt into 1 payment to help me pay it off faster. I am currently paying payments across 5 cards and it is seeming impossible to get them paid down. My Husband and I would like to have a baby soon, but we want to be responsible and pay off our debt first.

My financial situation:
My husband and I have a combined income of $60,000. We are currently paying around $600 per month paying on our credit cards. Those are the same cards I will be paying off with the loan. We have 2 car payments one is $300 and one is $150 per month. Our mortgage including taxes and insurance is right at $1,000.00 per month. I include that only to show that we don't really have a problem with cash flow, it is just with the balances being spread out over multiple cards (some at high interest rates) it makes it harder to make a dent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	21%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,187	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	best-blissful-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for my last few classes in the process of obtaining my BS degree.

My financial situation: I have a great job and do have the ability to make all monthly payments on time. I am just a little short because the expenses of moving recently took me by surprise.
I am a good candidate for this loan because I am responsible and will probably pay it off in just a few months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$53,714	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	affluence-watcher5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card/ into savings
Purpose of loan:
This loan will be used to? pay off some bills and deposit into savings account

My financial situation:
I am a good candidate for this loan because? i have never missed a payment nor have i ever been late with a payment

Monthly net income: $ 9800.00

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1994	Debt/Income ratio:	24%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,279	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Kath230464	Borrower's state:	NewYork	Borrower's group:	Payoff Pay Day Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2007) 640-659 (Jun-2007) 640-659 (Apr-2007) 600-619 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Paying Off High Interest Loans
I SUCCESSFULLY PAID OFF TWO PROSPER LOANS, I am back to consolidate my personal loans debt to one payment.? I believe that our only limitations are those we set up in our own minds. I have a secure job with the federal government; my salary increases guarantee every year. I am responsible serious, honest, and above all I accomplish everything I set myself out to do successfully and responsably?in God's name.
PURPOSE OF LOAN:
I am in need of getting rid of my personal loan debt and car loan. This loan would be a great help for me to begin to get out of debt. If given this opportunity I will not let my lenders and team down. I am a good candidate for the loan because actions speaks louder than words I successfully paid off my prior Prosper loan timely & responsibly will do the same with this loan every month.
WHAT I WILL DO WITH THE MONEY LOANED TO ME:
I will get rid of the following unsecured personal loans, I will be able to have more money in my pocket to pay off my huge car loan.
- Personal Loan #1: $7,229.12???????? - Personal Loan #2: $4,112.82
- Personal Loan #3: $2,977.35?????????- Credit Card #1: $1,600.00
GRAND TOTAL DEBT: $15,919.29 the difference I will pay with my monthly net salary.
Total Family Net Income: $3,956.86 Secure Net Salary income.
MONTHLY FINANCIAL DETAILS:
Car Loan payment:$926.52
Car Insurance:$386.60 (2007 Mitsubishi Eclipse Spyder Convertible Full Coverage insurance)
Cell Phone:$180.00
Rent & Electricity:$0.00?Single living with parents they don?t charge rent; this is their way of helping me get out of debt Transportation/Metro Card:$0.00 Gets Transit Checks from job.
Total Monthly Expenses: $1,493.12 w/o debt personal loans payment
MAY GOD CONTINUE TO BLESS YOU! & HAPPY HOLIDAYS!:)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,661	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	glennhills	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-779 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Clearing High Interest Rate Cards
Purpose of loan:
The purpose of this loan is to clear high interest rate cards and consolidate debt.

My financial situation:
I have a great financial situation as to where my?monthly liabilities are?super low. I have excellent credit and I intend to increase my scores even higher with a prosper loan.?

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $100.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	27%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$718	Revolving credit balance:	$1,829	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	125%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MomofBGtwins	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$679.45	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
18 months NEVER LATE !!! RELIST
Purpose of loan:
Continue to build credit with Prosper.? I have a previous loan with prosper that I have perfect payment history on for since inception 18 mths ago,?I would like to pay it off, and cont to consolidate my debt on a few small store cards that have very low balances left.

My financial situation:
I am a good candidate for this loan because I have proven perfect history with prosper, I now work full time since my youngest children started school this year and my income is excess money as my husband pays our household bills.? I was very excited about the opportunity to build my credit on prosper over 1 1/2 years ago and plan to continue doing business.? ?My husband is an officer in the military which provides our family with a stable job with dedication income.

Monthly net income: $ 1126.00

Monthly expenses: $46.00 monthly prosper loan
My husband covers?all household bills including my Discover and?two store credit cards.??I will paying the prosper loan with my income.

Thanks for giving me the chance to prove myself on this site.? I will continue with my perfect payment history as promised.

Thank you to all the people who had FAITH in me and bid on my previous listing.?
?Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$97.37

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1983	Debt/Income ratio:	57%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$25,949	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-logical-commerce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a friend
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1989	Debt/Income ratio:	15%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	16y 0m
Amount delinquent:	$7,662	Revolving credit balance:	$1,309	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eagle89	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 660-679 (Sep-2009) 660-679 (Aug-2008) 520-539 (Jul-2008)
Principal balance:	$1,755.60	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off credit card and med. bills
Purpose of loan: This loan will be used to pay off?credit cards and medical bills.

I am a good candidate for this loan because I?have been working?hard?to overcome financial mistakes I have made in the past. I have made progress in getting a better handle on my finances. My current credit report does show a slight drop in score. This new loan will help me take care of those accounts that caused this small drop. The new loan will also help me to better reach my goal of paying off all my debt. I have not?had any new credit card debt since my last Prosper loan. Medical bills have been the main cause for financial distress. I have continued to pay down balances since I received my current Prosper loan. I have also never been late on a payment for my current loan. I have taken steps to help with medical bills next year by enrolling in a?Flex Spending Plan. I hope that you will give me the chance to prove myself with a new loan just as I have proved?myself by making timely payments with my current loan. Please let me know if you have any questions.

Monthly income: $4984(net)
Monthly expenses: $4875$1165 - Mortgage$1100 - Auto (payment, insurance, gas)$800 - Utilities (gas, electric, cable, phone, cell phone, internet$500 - Food$700 - Credit Card debt$400 ? Medical$102 ? Current Prosper loan$108 ? Student LoanBalances paid with new loan: $1900
Maximum loan payment: $90
Payments replaced by new loan: $250The $160 a month that will be gained by paying off these balances will used to accelerate the payoff of other debts.Thank you for considering and?bidding on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$125.66

Auction yield range:	4.20% - 16.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to? Invest on Prosper , and at the same time help people in Need :)

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my checking account.

No Late payment , No delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1975	Debt/Income ratio:	46%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$194,808	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CUADRADO	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AWAITING APPROVAL FOR MEDICAID
Purpose of loan:
This loan will be used to? BECOME A 20 % PARTNER IN A ESTABLISHED PHARMACY

My financial situation:
I am a good candidate for this loan because i AM INVESTING 50 THOUSAND DOLLARS OF MY OWN MONEY? PHARMACY HAS BEEN OPENED SINCE FEB OF THIS YEAR AND IS AWAITING APPROVAL TO RECIEVE MEDICAID. OWNER NEEDS CASH FLOW IN ORDER TO STAY IN BUSINESS AND DOES NOT WANT TO SELL . PRIOR OWNER WAS ARRESTED FOR FRAUD IN MEDICAID CLAIMS AND BUSINESS WAS CLOSED DOWN. 75 THOSAND DOLLARS GIVES ME 20?%?OWNERSHIP AND WILL BE USED TO PAY DOWN DEBT WHICH WAS CREATED WHEN MEDICAID??WAS NOT ? APPROVED BECUASE OF A MINOR INFRACTION.?OWNER BELIEVED MEDICAIDS APPROVAL WOULD BE SIX MONTHS AFTER APPROVAL. iT IS NOW 10 MONTHS AND APPROVAL SHOULD BE COMING SOON WITH IN A MONTH OR TWO.?I AM 25 YEARS?NYC?DETECTIVE WHO RETIRED IN 1998 AND NOW WORK AS AN?EMPLOYMENT SPECIALIST FOR AN AGENCY FUNDED BY THE STATE OF NEW YORK
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1992	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,524	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	catapult622	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 3 credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	34%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,077	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	armada1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Tax Season
Purpose of loan:
This loan will be used to purchase inventory for the car lot I am a part owner of. Tax season is the biggest time of year for us and we are getting ready for it.

My financial situation:
I am a good candidate for this loan because?I own my house and car free and clear and I only have one?credit card with a balance. Besides this loan I will have nothing else to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$358.01

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2000	Debt/Income ratio:	5%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bonafide-note4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new kitchen
Purpose of loan:
This loan will be used to? Put A brand new Kitchen In My Sons House.

My financial situation:
I am a good candidate for this loan because?I am responsible and pay my bills on time and I also have good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	11.20% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2006	Debt/Income ratio:	27%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,640	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BOYFROMVEGAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?? consolidate Chase credit card, they want to increase my interest rate, which is not fair, because of economy. The interest on ?my other credit cards is low, so I don't need help.?
My financial situation:
I am a good candidate for this loan because I am honest and I have a good experience to plan on time my payments, and to achieve my goals.?This is the first time for me when I tried to borrow money from Prosper and I am kind of curious to see how it?s working.

Monthly net income: $ 1,900.00?

Monthly expenses: $
??Housing: $ 400
??Insurance: 116$
??Car expenses: $ 150
??Utilities: 0$
??Phone, cable, internet: $ 50?
??Food, entertainment: $ 150
??Clothing, household expenses: $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2004	Debt/Income ratio:	75%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	protector96	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for a budding actor
Hi there. I'm looking for a little bit of help from someone willing to give a small loan to a budding actor. I recently had to pay a large chunk of money to be fully made a member of Actors' Equity (the union for stage actors in the USA, and a very big step toward a career as a professional actor), and as a result, I now need some help paying off some bills and a small portion of my rent. My financial situation is good and getting better. I have a steady job as the head usher for a Broadway show, and I also temp. Starting next month, I will be making my Off-Broadway debut, which will certainly be a big help monetarily as well. I would be an ideal candidate for this loan because I'm a very responsible and diligent person who constantly pays his student loans on time. All I need is a little help as my professional career takes off. I certainly hope you can help! Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ None
??Car expenses: $ No car, subway fares 100/mo
??Utilities: $ 90
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ Student loans
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$165.45

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 11m
Amount delinquent:	$686	Revolving credit balance:	$463	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tgar101	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	620-639 (Oct-2009) 640-659 (Nov-2007)
Principal balance:	$1,194.54	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Home Improvement
Purpose of loan:
Our house is at the age where everything is falling apart - all at once. In addition to the normal wear and tear of age, we have had significant termite damage. Since we plan to stay in this house until our youngest child completes high school, we really need to get it structurally sound.

My financial situation:
I work full-time and also receive a pension check after retiring from my previous job of 28 years. In addition to my income, we also receive a supplemental income check for our severely disabled adult daughter.
Her income is approved for loans such as this for home improvement.
While my credit report shows a delinquent balance, that is from a case of credit fraud that we are working to remove from my credit. I have no other loans or credit card debt. Both our cars are paid in full.

Monthly net income: $ 3375.00
(this includes the supplemental income of $623.00)

Monthly expenses: $
??Housing: $ 1072.00
??Insurance: $ 180.00 (car & homeowners)
??Car expenses: $ 200.00 (gas & maintenance)
??Utilities: $ 150.00 (electric & water)
??Phone, cable, internet: $ 155.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 100.00

Previous Prosper Loan:

Since receiving my first loan from Prosper, I have made every payment on time.
I will use part of this loan to pay-off my previous Prosper Loan.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.41%	Starting borrower rate/APR:	27.41% / 30.02%	Starting monthly payment:	$61.57

Auction yield range:	11.20% - 26.41%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	23%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,034	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coin-tulip7	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay a tax bill
Purpose of loan:
This loan will be used to pay a tax bill

My financial situation:
I am a good candidate for this loan because I make my payments ontime and have a good job with excellent income.???

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1738
??Insurance: $ wife pays
??Car expenses: $ 695
??Utilities: $ wife pays?
??Phone, cable, internet: $ company pays
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ hopfully all this will be on one bill if I get this loan
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	42%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$591	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	admirable-asset	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF PAYDAY LOANS
Purpose of loan:
This loan will be used to pay off all payday loans and to help me improve my credit.
My financial situation:
I am a good candidate for this loan because I'm very responsible?paying my bills on time.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 192
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $?80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 371
??Other expenses: $ 366
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,275	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	daimonz32	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying part of Recycling Business
Purpose of loan:
This loan will be used to purchase 40% into an Electronic Recycling Business in Southern California, this business has been operating since 2005 and with my experience in both sales and management of a previous Recycling Plant this can be a multi million dollar corporation. The business website is http://www.aesrecycling.com located in a city where there is little competition only and plenty of need for the service. The funds will be used to buy out current partner and purchase some equipment, used liftgate truck, and local advertising.

My financial situation is good I currently am a sales representative for AES Electronics Recycling Inc. and can pay my monthly obligations.:
I am a good candidate for this loan because both my experience in managing a business and sales experience. Also I always have been able to pay debt even if problems arise I have been responsible to pay my debtors.

Monthly net income: $3150

Monthly expenses: $1,300
??Housing: $
??Insurance: $35
??Car expenses: $45
??Utilities: $80
??Phone, cable, internet: $70
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	31%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$371	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	GPS1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	39 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,600.00	< mo. late:	0 ( 0% )	660-679 (May-2009) 620-639 (Nov-2007) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
Funding for growth

Hello my fellow prosper members.The overall scope of my business is to consult, provide and install GPS equipment and Security camera systems.?We are in need of some working capital. ?The company has paid off two prosper loans in the pass and was never late on a payment.

Loan Purpose ?To obtain a loan of $3500.00?for working capital

Proceeds from the loan = $3500.00

Use of funds

To fund future growth and working capital = $3500.00

Credit Issues No serious issues.
Credit Issues No serious issues.
?To obtain a loan of $3500.00?for working capital

Proceeds from the loan = $3500.00

Use of funds

To fund future growth and working capital = $3500.00

Credit Issues No serious issues.
Credit Issues No serious issues.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,299	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	repayment-launcher0	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for education
Purpose of loan:
This loan will be used to?fund an educational program that teaches how to invest in real estate in order to prosper?in that field.???

My financial situation:
I am a good candidate for this loan because I have equity in my home as well as I will be able to pay back the loan. I make 60,000 dollars a year and wife makes around 20000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$167.27

Auction yield range:	11.20% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1983	Debt/Income ratio:	29%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,269	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jrm081	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	740-759 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
taking care of unfinished business
Purpose of loan:
This loan will be used to? consolidate some debt that i have inherited as a result of a divorce and help my kids with some college expense

My financial situation:
I am a good candidate for this loan because?my family comes first then? my job and then faith. I am a single parent with 3 children two are in college , one graduates from high school in May, 2010
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$349.75

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	7%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	value-miser9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to?
Pay? off for a wedding
My financial situation:
I am a good candidate for this loan because? I have a great salary and ive been at my employee establishment for over 8 years.? Im doing this as a present to pay off my sisters wedding.? I promise this loan will be paid and promise that you make a nice return on this safe investment. Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$507.54

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	23%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$23,401	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codeone	Borrower's state:	Florida	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$26,000.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007) 660-679 (May-2007) 580-599 (Feb-2007)
Principal balance:	$8,346.31	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Paying off my credit cards

Hello,

We are a family of four with two kids.? ?I work for the city of?Miami?as firefighter, and wife works in the lab for a local hospital.?We?both have pretty secure jobs and have been working for these companies for the last 8 years.

With the change in the economy a couple of my credit cards have decided to increase my interest rate from a 8.00% to a 24.00%.? This will make an impact on my monthly payment.? I don't want to pay these banks all that money in interest.? So I decided to get post this listing.? I have been a member of prosper for about 3 years now.? Never been late on payments, so I can guarantee you that I will always make the payments. ??

Credit cards to pay off:
Citi Visa:7,000.00 @24.00%
Prosper loan:? 8,000 @14.00%?

Our monthly net income at this time is?6,500.00/mo.???

Monthly net income: $6000.00

Monthly expenses: $5145.00?
Housing: $2200 (with escrow)??
Insurance: $300??
Car expenses: $400??
Utilities: $200???
Phone, cable, internet: $100???
Food, entertainment: $200???
Clothing, household expenses $400
Credit cards and?other loans: $400
Prosper loan: $ 645.00?
Other expenses: $ 100

My financial situation is extremely stable and my credit is top priority to me. Improving my "B" credit is an extremely important part of my long term financial plan. The Prosper loan will substantially lower my credit card payments thus reducing my monthly expenses. I would like to reassure the Prosper lenders that their investment is very safe.? Payments will be automatically withdrawn from my account monthly. Thank you for your assistance

Information in the Description is not verified.